Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) dated as of May 31, 2011 is entered into by and between AVEO Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Johnson & Johnson Development Corporation, a New Jersey corporation (the “Purchaser”).

Recitals

WHEREAS, the Company and the Purchaser have entered into a Common Stock Purchase Agreement of even date herewith (the “Stock Purchase Agreement”);

WHEREAS, the Company and Purchaser have agreed that they shall enter into this Agreement contemporaneously with the execution of the Stock Purchase Agreement in order to grant the Purchaser certain registration rights as set forth herein; and

WHEREAS, the Company and the Purchaser desire to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following respective meanings:

“Combined Registrable Shares” means the Registrable Shares and the Other Registrable Shares.

“Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, $0.001 par value per share, of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

“Holders” means the Purchaser and the Other Holders and any persons to whom the rights granted under this Agreement are transferred pursuant to Section 3.

“Other Holders” means holders of securities of the Company (other than the Purchaser) who are entitled, by contract with the Company, to have securities included in a Registration Statement.

“Other Registrable Shares” shall have the meaning specified in Section 2.1(b).

“person” (whether such term is capitalized or not) means an individual, corporation, partnership, limited liability company, joint venture, syndicate, person (including, without limitation, a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchaser Indemnified Persons” shall have the meaning specified in Section 2.5(a).

“Registration Statement” means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

“Registration Expenses” means the expenses described in Section 2.4.

“Registrable Shares” means the Shares and any other shares of Common Stock issued in respect of such Shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that such Shares and any other such shares of Common Stock that are Registrable Shares shall cease to be Registrable Shares upon (i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) any sale in any manner to a person which, by virtue of Section 3 of this Agreement, is not entitled to the rights provided by this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

“Shares” shall have the meaning specified in the Stock Purchase Agreement.

“Termination Date” shall have the meaning specified in Section 2.1(c).

2. Registration.

2.1 Form S-3 Demand Registration.

(a) At any time on or after June 30, 2011, the Purchaser may request, in writing, that the Company effect one registration on Form S-3 (or any successor form) for the purpose of registering for resale, under the Securities Act, all or any portion of the Registrable Shares then owned by the Purchaser having an aggregate value of at least $1,000,000 based on the public market price on the date of such request), provided that the Company is then eligible to effect such a registration on Form S-3 (or any successor form).

(b) Upon receipt of any request for registration pursuant to Section 2.1(a) of this Agreement, the Company shall promptly give written notice of such proposed registration to all Other Holders. Such Other Holders shall have the right, by giving written notice to the Company within 20 days after the Company provides its notice, to elect to have included in such registration such of their shares of Common Stock eligible for registration pursuant to such Other Holder’s contract with the Company (the “Other Registrable Shares”) as such Other Holders may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or any successor form) of all Combined Registrable Shares which the Company has been requested to so register. Notwithstanding any references to “underwriters,” “underwriting discounts and commissions” or phrases of similar import contained in the plan of distribution set forth in Exhibit A attached hereto, the offer and sale of the Combined Registrable Shares pursuant to this Section 2.1 shall not be underwritten.

(c) The Company shall not be required to effect more than one registration pursuant to this Section 2.1. The Company shall be required to keep the Registration Statement filed pursuant to this Section 2.1 effective until such date that is the earlier of (i) the date when all of the Combined Registrable Shares registered thereunder shall have been sold or (ii) six months from the initial effective date of such Registration Statement (the “Termination Date”). Thereafter, the Company shall be entitled to withdraw the Registration Statement and the Holders shall have no further right to offer or sell any of the Combined Registrable Shares pursuant to the Registration Statement. For purposes of the first sentence of this Section 2.1(c), a Registration Statement shall not be counted as the one registration effected pursuant to this Section 2.1 until such time as such Registration Statement has been declared effective by the Commission (unless the Purchaser withdraws its request for such registration and elects not to pay the Registration Expenses therefor pursuant to Section 2.4).

(d) If at the time of any request to register Registrable Shares by the Purchaser pursuant to Section 2.1(a): (i) the Company is engaged or has plans to engage in a registered public offering, (ii) is engaged in any other activity which, in the good faith determination of the Company’s Board of Directors (the “Board”), would be adversely affected by the requested registration or (iii) the filing of a Registration Statement would require premature disclosure in the Registration Statement (and the Prospectus relating thereto) of material nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the date of such request.

2.2 Incidental Registration.

(a) Whenever the Company proposes to file a Registration Statement covering shares of Common Stock (other than a Registration Statement filed pursuant to Section 2.1) at any time and from time to time, it will, prior to such filing, give written notice to the Purchaser of its intention to do so. Upon the written request of the Purchaser given within 10 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Purchaser to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Purchaser; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to the Purchaser.

(b) If the registration for which the Company gives notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Purchaser as a part of the written notice given pursuant to Section 2.2(a). In such event, (i) the right of the Purchaser to include its Registrable Shares in such registration pursuant to this Section 2.2 shall be conditioned upon such Purchaser’s participation in such underwriting on the terms set forth herein and (ii) the Purchaser shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by the Company, provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Purchaser materially greater than the obligations of the Purchaser pursuant to Section 2.5. If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the shares held by holders other than the Purchaser and Other Holders shall be excluded from such Registration Statement and underwriting to the extent deemed advisable by the managing underwriter, and, if a further reduction of the number of shares is required, the number of shares that may be included in such Registration Statement and underwriting shall be allocated among the Purchaser and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (to the extent applicable, on an as-converted basis) held by them on the date the Company gives the notice specified in Section 2.2(a). If the Purchaser or any Other Holder would thus be entitled to include more shares than such party requested to be registered, the excess shall be allocated among other requesting parties pro rata in the manner described in the preceding sentence.

2.3 Registration Procedures.

(a) If and whenever the Company is required by the provisions of this Agreement to effect the registration of the Registrable Shares under the Securities Act, the Company shall:

(i) in the case of a registration pursuant to Section 2.1, file with the Commission a Registration Statement on Form S-3 (or any successor form) with respect to such Registrable Shares, which includes in the Prospectus included therein the “Plan of Distribution” section in substantially the form attached hereto as Exhibit A, and use its reasonable best efforts to cause that Registration Statement to become effective as soon as possible;

(ii) prepare and file with the Commission any amendments and supplements to the Registration Statement and the Prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective until the Termination Date;

(iii) use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (x) any order suspending the effectiveness of the Registration Statement, or (y) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

(iv) furnish to the Purchaser such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Purchaser may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Purchaser;

(v) use its commercially reasonable efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Purchaser shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Purchaser to consummate the public sale or other disposition in such states of such Registrable Shares owned by the Purchaser; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

(vi) cause all such Registrable Shares covered by the Registration Statement to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

(vii) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement;

(viii) make available for inspection by the Purchaser, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Purchaser, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by the Purchaser, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(ix) notify the Purchaser, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

(x) as expeditiously as possible following the effectiveness of such Registration Statement, notify the Purchaser of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

(b) If the Company has delivered a Prospectus to the Purchaser and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Purchaser and, if requested, the Purchaser shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Purchaser with revised Prospectuses and, following receipt of the revised Prospectuses, the Purchaser shall be free to resume making offers of the Registrable Shares.

(c) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement filed by the Company pursuant to this Agreement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify the Purchaser to such effect, and, upon receipt of such notice, the Purchaser shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until the Purchaser has received copies of a supplemented or amended Prospectus or until the Purchaser is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.3(c) to suspend sales of Registrable Shares for a period in excess of 30 days consecutively or 60 days in any 365-day period.

2.4 Allocation of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under Section 2.1 is withdrawn at the request of the Purchaser (other than as a result of information concerning the business or financial condition of the Company which is first made known to the Purchaser after the date on which such registration was requested pursuant to Section 2.1(a)) and if the Purchaser elects not to have such registration counted as a registration requested under Section 2.1, the Purchaser shall pay the Registration Expenses of such registration. For purposes of this Section, the term “Registration Expenses” shall mean all registration and filing fees, exchange listing fees, printing expenses, reasonable fees and expenses of counsel for the Company incurred in complying with the provisions of Section 2 and the reasonable fees and expenses of one counsel selected by the Purchaser to represent the Purchaser in connection with registering the Registrable Shares, but excluding underwriting discounts and selling commissions.

2.5 Indemnification and Contribution.

(a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold the Purchaser and each other person, if any, who controls the Purchaser within the meaning of the Securities Act or the Exchange Act (collectively, “Purchaser Indemnified Persons”), against any losses, claims, damages or liabilities, joint or several, to which the Purchaser Indemnified Persons may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with any Registration Statement filed pursuant to this Agreement or any offering contemplated thereby; and the Company will reimburse the Purchaser Indemnified Persons for any legal or any other expenses reasonably incurred by such Purchaser

Indemnified Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to any Purchaser Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary Prospectus or final Prospectus, or any such amendment or supplement to such Registration Statement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Purchaser Indemnified Person for use in the preparation thereof; provided, further, that the indemnity agreement contained in this Section 2.5(a) shall not apply to statements made in a preliminary Prospectus to the extent that those statements were corrected in a later preliminary or final Prospectus or supplement or amendment thereto that was supplied to the Purchaser Indemnified Person and such Purchaser Indemnified Person failed to deliver that later preliminary or final Prospectus or amendment or supplement thereto.

(b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Purchaser will indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained in the Registration Statement, (ii) any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent (and only to the extent) that the statement or omission was made in reliance upon and in conformity with information relating to the Purchaser furnished in writing to the Company by the Purchaser specifically for use in connection with the preparation of such Registration Statement, Prospectus, amendment or supplement; provided, however, that the obligations of the Purchaser hereunder shall be limited to an amount equal to the net proceeds to the Purchaser of Registrable Shares sold in connection with such registration.

(c) Each party entitled to indemnification under this Section 2.5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, conditioned or delayed); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay such reasonable expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided, further, that in no event shall the Indemnifying Party be required to pay the fees and expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the reasonable expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

(d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Purchaser shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 2.5(d) were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 2.5(d), (i) in no case shall the Purchaser be liable or responsible for any amount in excess of the net proceeds received by the Purchaser from the offering of Registrable Shares and (ii) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

(e) The rights and obligations of the Company and the Purchaser under this Section 2.5 shall survive the termination of this Agreement.

2.6 Information by Purchaser. The Purchaser shall furnish to the Company such information regarding the Purchaser and the distribution proposed by the Purchaser as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

2.7 Rule 144 Requirements. The Company agrees to:

(a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) so long as the Purchaser owns any Registrable Shares, to furnish to the Purchaser upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Purchaser may reasonably request in complying with any rule or regulation of the SEC allowing the Purchaser to sell any such securities without registration.

2.8 Termination. All of the Company’s obligations to register Registrable Shares under Sections 2.1 and 2.2 of this Agreement shall terminate three (3) years after the Closing Date (as such term is defined in the Stock Purchase Agreement).

3. Transfers of Rights. This Agreement, and the rights and obligations of the Purchaser hereunder, may not be assigned by such Purchaser except to a Purchaser Affiliate, provided that such assignment shall be contingent upon the Purchaser Affiliate providing a written instrument to the Company notifying the Company of such assignment and that such Purchaser Affiliate becomes a party to, and agrees in writing to be bound by, this Agreement to the same extent as the Purchaser prior to any assignment under this Section 3. For the purposes of this Section 3, a “Purchaser Affiliate” shall mean any entity with respect to which the Purchaser is the direct or indirect record owner of a majority of the voting equity of such entity or any entity that is the direct or indirect record owner of a majority of the voting equity of the Purchaser.

4. General.

(a) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

(b) Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each party hereto shall be entitled to specific performance of the agreements and obligations of the other party hereto and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

(d) Notices. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) three (3) business days after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to the Company, at 75 Sidney Street, Cambridge, Massachusetts 02139, Attention: Chief Financial Officer, or at such other address or addresses as may have been furnished in writing by the Company to the Purchaser, with a copy to WilmerHale, 60 State Street, Boston, Massachusetts 02109, Attention: Steven D. Singer, Esq.; and

If to the Purchaser, at One Johnson & Johnson Plaza, New Brunswick, New Jersey 08933, Attention: Attention: Jayne Zall, Esq., or at such other address or addresses as may have been furnished in writing by the Purchaser to the Company, with a copy to Dechert LLP, 1095 Ave. of the Americas, New York, New York 10036, Attention: Kristopher D. Brown, Esq.

Either party hereto may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the other party hereto. Either party hereto may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other party hereto notice in the manner set forth in this Section.

(e) Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

(f) Acknowledgement. The Purchaser acknowledges and agrees that, with respect to any Registration Statement filed pursuant to this Agreement, the Other Holders have certain rights with respect to the registration of the Other Registrable Shares pursuant to contracts with the Company.

(g) Amendments and Waivers. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company, on the one hand, and the Purchaser, on the other hand. Any such amendment, termination or waiver effected in accordance with this Section 4(g) shall be binding on all parties hereto. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

(h) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(i) Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signature.

(j) Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

(k) Third-Party Beneficiaries. Except for the rights conferred on the Other Holders pursuant to this Agreement, this Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank]

Executed as of the date first written above.

THE COMPANY:

AVEO PHARMACEUTICALS, INC.

By:	/s/ Tuan Ha-Ngoc
Name: Tuan Ha-Ngoc
Title: Chief Executive Officer

THE PURCHASER:

JOHNSON & JOHNSON DEVELOPMENT CORPORATION

By:	/s/ Brad Vale
Name: Brad Vale
Title: Head of Venture Investments

Signature Page to Registration Rights Agreement

Exhibit A

PLAN OF DISTRIBUTION

The shares covered by this prospectus may be offered and sold from time to time by the selling stockholder. The term “selling stockholder” includes donees, pledgees, transferees or other successors-in-interest selling shares received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other non-sale related transfer. The selling stockholder will act independently of us in making decisions with respect to the timing, manner and size of each sale. Such sales may be made on one or more exchanges or in the over-the-counter market or otherwise, at prices and under terms then prevailing or at prices related to the then current market price or in negotiated transactions. The selling stockholder may sell its shares by one or more of, or a combination of, the following methods:

•	purchases by a broker-dealer as principal and resale by such broker-dealer for its own account pursuant to this prospectus;

•	ordinary brokerage transactions and transactions in which the broker solicits purchasers;

•	block trades in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	an over-the-counter distribution in accordance with the rules of the Nasdaq Global Market;

•	in privately negotiated transactions; and

•	in options transactions.

In addition, any shares that qualify for sale pursuant to Rule 144 under the Securities Act of 1933 may be sold under Rule 144 rather than pursuant to this prospectus.

To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution. In connection with distributions of the shares or otherwise, the selling stockholder may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of the common stock in the course of hedging the positions they assume with the selling stockholder. The selling stockholder may also sell the common stock short and redeliver the shares to close out such short positions. The selling stockholder may also enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). The selling stockholder may also pledge shares to a broker-dealer or other financial institution, and, upon a default, such broker-dealer or other financial institution, may effect sales of the pledged shares pursuant to this prospectus (as supplemented or amended to reflect such transaction).

A-1

In effecting sales, broker-dealers or agents engaged by the selling stockholder may arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the selling stockholder in amounts to be negotiated immediately prior to the sale.

In offering the shares covered by this prospectus, the selling stockholder and any broker-dealers who execute sales for the selling stockholder may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. Any profits realized by the selling stockholder and the compensation of any broker-dealer may be deemed to be underwriting discounts and commissions.

In order to comply with the securities laws of certain states, if applicable, the shares must be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states the shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

We have advised the selling stockholder that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholder and its affiliates. In addition, we will make copies of this prospectus available to the selling stockholder for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholder may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

At the time a particular offer of shares is made, if required, a prospectus supplement will be distributed that will set forth the number of shares being offered and the terms of the offering.

We have agreed to indemnify the selling stockholder against certain liabilities, including certain liabilities under the Securities Act.

We have agreed with the selling stockholder to keep the Registration Statement of which this prospectus constitutes a part effective until the earlier of (i) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the Registration Statement or (ii) six months from the initial effective date of the Registration Statement.

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